SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                                 ____________________

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)      February 2, 1998
                                                     --------------------------


                               ICG COMMUNICATIONS, INC.
     --------------------------------------------------------------------------
                  (Exact name of registrant as specified in charter)


              Delaware                    1-11965               84-1342022
     --------------------------------------------------------------------------
      (State of Incorporation)          (Commission            (IRS Employer
                                       File Number)         Identification No.)


         9605 E. Maroon Circle, P.O. Box 6742, Englewood, Colorado 80155-6742
     --------------------------------------------------------------------------
                       (Address of principal executive offices)


                             ICG HOLDINGS (CANADA), INC.
     --------------------------------------------------------------------------
                  (Exact name of registrant as specified in charter)


               Canada                     1-11052             Not Applicable
     --------------------------------------------------------------------------
     (State of Incorporation)           (Commission            (IRS Employer
                                       File Number)         Identification No.)


         1710-1177 West Hastings Street, Vancouver, British Columbia V6E 2L3
     --------------------------------------------------------------------------
                       (Address of principal executive offices)


                                  ICG HOLDINGS, INC.
     --------------------------------------------------------------------------
                  (Exact name of registrant as specified in charter)


              Colorado                   33-96540               84-1158866
     --------------------------------------------------------------------------
      (State of Incorporation)          (Commission            (IRS Employer
                                       File Number)         Identification No.)


         9605 E. Maroon Circle, P.O. Box 6742, Englewood, Colorado 80155-6742
     --------------------------------------------------------------------------
                       (Address of principal executive offices)

                                                           (800) 650-5960 or
     Registrants' telephone numbers, including area codes  (303) 572-5960
                                                         -----------------------


                                         N/A
                               -----------------------
            (Former name or former address, if changed since last report.)

          ITEM 5.   OTHER EVENTS.


                    In a press release dated February 2, 1998, ICG Communications, Inc., a Delaware corporation, announced that a new wholly-owned subsidiary, ICG Services, Inc., is offering $200 million of Senior Discount Notes.


          ITEM 7.   EXHIBITS.

                    (c)  Exhibits
                         --------

                         99.1 Press Release, dated February 2, 1998.

                                      SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


          Dated:  February 6, 1998      ICG COMMUNICATIONS, INC.


                                        By: /s/ James D. Grenfell
                                           ----------------------
                                           James D. Grenfell
                                           Executive Vice President and
                                              Chief Financial Officer


                                        ICG HOLDINGS (CANADA), INC.

                                        By: /s/ James D. Grenfell
                                           ----------------------
                                           James D. Grenfell
                                           Executive Vice President and
                                              Chief Financial Officer


                                        ICG HOLDINGS, INC.

                                        By: /s/ James D. Grenfell
                                           ----------------------
                                           James D. Grenfell
                                           Executive Vice President and
                                              Chief Financial Officer

                                 EXHIBIT INDEX


           Exhibit         Description
           -------         -----------

            99.1           Press Release, dated February 2, 1998